UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Her Imports

(Name of Registrant as Specified In Its Charter)

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Her Imports

8250 W. Charleston Blvd., Suite 110

Las Vegas, NV 89117

(702) 544-0195

To the shareholders of Her Imports:

We are pleased to invite you to attend the 2017 Annual Meeting of the Shareholders (the “Annual Meeting”) of Her Imports, a Nevada corporation (“Her Imports” or the “Company”), which will be held at 10:00 a.m., local time on November 30, 2017 at Regus PLC, located at 300 N. Rainbow Blvd., Suite 500, Las Vegas, NV 89107, for the following purposes:

1. To elect members to Her Imports’ Board of Directors;

2. To approve an amendment to Her Imports’ Articles of Incorporation to effect a proposed reverse stock split;

3. To approve an amendment to Her Imports’ Articles of Incorporation to increase the authorized number of shares of preferred stock;

4. To ratify Her Imports’ 2017 Equity Incentive Plan;

5. To ratify the dividends paid to Cabello Real Ltd., the Company’s principal shareholder in spite of scrivener’s errors;

6. To approve the Her Imports’ named executive officer compensation;

7. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Her Imports’ named executive officer compensation should be held every one, two or three years; and

8. To transact such other business as may properly come before the Annual Meeting.

Her Imports Board of Directors (the “Board”) has fixed the close of business on October 20, 2017 as the date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on November 30, 2017. This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:45 p.m. Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Barry Hall
Barry Hall
Chief Executive Officer

Dated: October ___, 2017

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

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Her Imports

8250 W. Charleston Blvd., Suite 110

Las Vegas, NV 89117

(702) 544-0195

2017 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Her Imports (“Her Imports” or the “Company”) a Nevada corporation in connection with the solicitation of proxies by Her Imports’ Board for use at the Annual Meeting to be held at 10:00 a.m. on November 30, 2017 at the Company’s corporate offices, located at the address above. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about November __, 2017. A copy of the Company’s Form 10-K for the year ended December 31, 2016 is being mailed concurrently with this Proxy Statement.

Who is entitled to vote?

The Board has fixed the close of business on October 20, 2017 as the record date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 24,899,794 shares of common stock outstanding. Each share of the Company’s common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. There are no shares of preferred stock that are entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Direct Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How do I vote?

Record Holder

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by phone. Call 702-544-0195 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

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If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the Record Date, are represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are non-routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

Which proposals are considered “Routine” or “Non-Routine”?

Proposals 2 and 4 are routine.

Proposals 1, 3, 5, 6, and 7 are non-routine.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the Proposals. However, because Proposals 2 and 3 require a majority of the Company’s outstanding shares to vote “FOR” approval, a broker non-vote will adversely affect these proposals.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board on any non-routine matter. See the note below and the following question and answer.

Important rule affecting beneficial owners holding shares in street name.

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

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How are abstentions treated?

Abstentions only have an effect on the outcome of any matter being voted on that requires the approval based on the Company’s total voting stock outstanding. Thus, abstentions have no effect on any of the proposals except for Proposal 2 and 3.

How many votes are needed for each proposal to pass, is broker discretionary voting allowed and what is the effect of an abstention?

Proposals		Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal
(1)	To elect members to Her Imports’ Board of Directors	Plurality	No	No effect*
(2)	To approve an amendment to Her Imports’ Articles of Incorporation to effect a proposed reverse stock split	Majority of the outstanding voting shares	Yes	Vote against
(3)	To approve an amendment to Her Imports’ Articles of Incorporation to increase the authorized number of shares of preferred stock	Majority of the outstanding voting shares	No	Vote against
(4)	To ratify Her Imports’ 2017 Equity Incentive Plan;	Majority of the votes cast	Yes	No effect*
(5)	To ratify the agreement between Her Imports and Cabello Real Ltd. and ratify the dividend paid to Cabello Real Ltd.; and	Majority of the votes cast	No	No effect*
(6)	To approve the Her Imports’ named executive officer compensation;	Majority of the votes cast	No	No effect*
(7)	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Her Imports’ named executive officer compensation should be held every one, two or three years; and	Majority of the votes cast	No	No effect*

*Abstentions will reduce the number of affirmative votes received, but not the required percentage needed for the proposal to pass.

What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. In addition, you may vote in favor of all, none, or any of the two reverse stock split ratios in Proposal 2. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Her Imports, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Her Imports, 8250 W. Charleston Blvd., Suite 110, Las Vegas, NV 89117 Attention: Corporate Secretary.

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Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, then Mr. Barry Hall, the Company’s Chairman of the Board, or Mr. Matthew Wise, the Company’s Vice President of Finance, are authorized to adjourn the annual meeting until a quorum is present or represented.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Her Imports stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: Her Imports, 8250 W. Charleston Blvd., Suite 110, Las Vegas, NV 89117 Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to Her Imports shareholders with any of the proposals brought before the Annual Meeting.

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Can a shareholder present a proposal to be considered at the 2018 Annual Meeting?

For a shareholder proposal to be considered for inclusion in the Company’s Proxy Statement and proxy card for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, (the “Exchange Act,”) the following is required:

●	The Company’s Bylaws include advance notice provisions that require shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not earlier than one hundred and twenty days and not later than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the meeting was made, whichever first occurs.

●	To be in proper written form, a shareholder’s notice to the Secretary with respect to any proposal (not involving the nomination of directors, which shall be brought in accordance with Article III, Section 3.13 of the Company’s Bylaws) to be brought before the annual meeting must set forth as to each such proposal: (a) the text of the proposal to be presented (including the text of any resolutions to be proposed for consideration by the shareholders), together with a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of such shareholder; (c) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder; (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (e) a representation that such shareholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

●	No business may be conducted at an annual or special meeting of shareholders except business brought before the meeting in accordance with the procedures set forth. If the chairman of an annual or special meeting determines that business was not properly brought before such meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Her Imports, 8250 W. Charleston Blvd., Suite 110, Las Vegas, NV 89117 Attention: Corporate Secretary.

We reserve the right to amend the Company’s Bylaws and any change will apply to the 2018 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to the Company’s nominees, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Recommends that Shareholders Vote “For” Proposal Nos. 1, 2 (all ratios), 3, 4,

5, 6 and 7 (3 years).

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PROPOSAL 1. TO ELECT MEMBERS TO HER IMPORTS’ BOARD OF DIRECTORS

We currently have five directors. The terms of all of the Company’s current directors will expire at this Annual Meeting. The Board proposes the election of the following nominees as directors:

Barry Hall

Aric Perminter

Leonard Dreyer

Karen MacDonald

Faisal Razzaqi

All of the nominees listed above are currently directors of the Company, except for Leonard Dreyer. Additionally, all of the nominees have been nominated and have agreed to serve if elected. The five who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to the Board before the Annual Meeting. The principal occupation and certain other information about the nominees and the Company’s executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table represents the nominees to serve as directors and their current position on the Board, if any:

Directors

Name	Age	Position
Barry Hall	69	Chairman of the Board
Leonard H. Dreyer	74	Director Nominee
Karen MacDonald	64	Director
Aric Perminter	44	Director
Faisal Razzaqi	41	Director

Director Nominee biographies

Barry Hall - Mr. Hall was appointed to the Board as Executive Chairman and as Chief Financial Officer on January 28, 2014 and was appointed as Chief Executive Officer on May 15, 2015. From July 2007 to date Mr. Hall has served as the President of Carlaris LV Inc. (“Carlaris”) and its predecessor, Carlaris, Inc. Carlaris provided consulting services to the Company until February 2017 pursuant to a consulting agreement between Carlaris and the Company, dated December 1, 2015. It currently is providing consulting services through December 31, 2017. Mr. Hall was appointed a director as the result of his financial and executive skills.

Leonard H. Dreyer – Mr. Dreyer has been retired since 2001and has been a restaurant industry consultant since his retirement. From March 2013 to September 2005, Mr. Dreyer was a director and Chairman of the Audit Committee of Worldwide Restaurant Concepts, Inc. He previously was Chairman of the Board and Chief Executive Officer of Marie Callendar’s Pie Shops, Inc. during his retirement, Mr. Dreyer has been active in and a director for a number of charities including the Marine Corps Scholarship Foundation and Cal State University Fullerton Foundation.

Mr. Aric Perminter - Mr. Perminter has been a director since August 4, 2017. In 2009, Mr. Perminter founded Lynx Technology Partners, Inc, (“Lynx”) and he is currently the Chairman of the Board of Directors for Lynx. Mr. Perminter was appointed as a director for his skills in risk management, strategic decision making, business insights, and global perspectives.

Karen MacDonald - Dr. MacDonald has been a director since August 4, 2017Dr. MacDonald is currently a Senior O.D. Analyst and Training SSM for General Dynamics Electric Boat in New London, CT. Prior to joining General Dynamics Electric Boat, Dr. MacDonald served as the Leadership Development Manager for G4S Nuclear security and the Regional director of humility for Mary HealthPartners. Dr. MacDonald has been a director since August 4, 2017. Dr. MacDonald was appointed as a director for her business experience in operations management, along with leadership, consumer industry, marketing experience and knowledge of business.

Faisal Saeed Razzaqi - Dr. Razzaqi has been a director since August 4, 2017. Dr. Razzaqi has been a physician at the Department of Pediatric Hematology and Oncology at the Children’s Hospital, Madera, California since December 2009. Dr. Razzaqi was appointed as a director for his background in medicine and his medical knowledge which the Board will utilize to understand the relationship between consumer products and their potential health impact.

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Executive Officers

Name	Age	Position
Barry Hall	69	Chief Executive Officer and Chief Financial Officer
Tolanda Shorter	44	President
Matthew Wise	49	Comptroller and Vice President of Finance

Mr. Barry Hall - See above for Mr. Barry Hall’s biography.

Ms. Tolanda Shorter - Ms. Shorter was appointed as President on the Company on July 31, 2017. In February 2017, Ms. Shorter was appointed Vice President, Product Development and Marketing of Her Imports. From 2013 to February 2017, Ms. Shorter served, on a part-time basis, as Global Artistic Director for Textured Hair, Worldwide Prestige Hair Care Company.

Matthew Wise - The Company appointed Mr. Wise as the Company’s Vice President of Finance and Secretary on August 19, 2017. Mr. Wise had been Controller for the Company since March 28, 2017. Mr. Wise previously served as a Controller with Good Spirits Distributing from October 2015 until March 2017 and as a Senior Controller with Vision Airlines, Inc from 2005 until October 2015.

Family Relationships

There are no family relationships among the Company’s directors and/or executive officers.

Board responsibilities

The Board oversees, counsels, and directs management in regard to the long-term interests of the Company and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of the Company. The Board is not involved in the operating details on a day-to-day basis.

Board committees and charters

The Board and its committees meet and act by written consent from time-to-time as appropriate. The Board delegates various responsibilities and authority to its Board committees. On September 5, 2017, the Board established three committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee.

The following table identifies the current committee members who we nominated to serve:

Name	Audit	Compensation	Governance and Nominating
Aric Perminter	X		Chair
Karen MacDonald		Chair
Faisal Razzaqi		X	X

If elected, Leonard Dryer is expected to become Audit Committee Chairman. It is anticipated that Mr. Perminter will also continue to serve on the Audit Committee.

Director Independence

With the exception of Mr. Hall our Board determined that all of our present directors and Mr. Dreyer if elected, are independent in accordance with standards under the Nasdaq Listing Rules. The Company expect to apply for listing of its common stock on a national securities exchange. Although this Proxy Statement refers to the Nasdaq Listing Rules, the Company may seek a listing on the Nasdaq Capital Market or the NYSE American exchange.

Our Board determined that as a result of being employed as an executive officer, Mr. Hall is not independent under the Nasdaq Listing Rules.

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Our Board has determined that Leonard Dreyer and Aric Perminter and are independent under the Nasdaq Listing Rules independence standards for Audit Committee members. Our Board has also determined that Karen MacDonald and Faisal Razzaqi are independent under the Nasdaq Listing Rules independence standards for Compensation Committee members. Our Board has also determined that Aric Perminter and Faisal Razzaqi and are independent under the Nasdaq Listing Rules independence standards for Governance and Nominating committee members.

Committees of the Board of Directors

Audit Committee

The Audit Committee reviews Her Imports’ financial reporting process on behalf of the Board and is required to administer our engagement of the independent registered public accounting firm. The Audit Committee is required to meet with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee held no meetings in the last year.

Audit Committee Financial Expert

Our Board has determined that Mr. Dreyer, if elected, will be qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee, which currently consists of Karen MacDonald and Faisal Razzaqi is to review Her Imports’ compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the 2017 Equity Incentive Plan. The Compensation Committee held no meetings in the last year.

Governance and Nominating Committee

The Governance and Nominating Committee, which consists of Aric Perminter and Faisal Razzaqi, is required to review the management of the Company and make recommendations to the Board concerning the Company’s corporate governance.

Number of meetings of the board for fiscal year 2016

For 2016, the Board had one meeting and acted by unanimous consent on four occasions. There were no directors (who were incumbent at the time) who attended fewer than 75 percent of the total meetings or committee meetings of the Board for 2016.

Board diversity

While we do not have a formal policy on diversity, the Board considers diversity to include the skill set, background, reputation, type and length of business experience of the Board members as well as a particular nominee’s contributions to that mix. The Board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its shareholders. Although there are many other factors, the Board seeks individuals with experience on operating growing businesses.

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Board leadership structure

We have chosen to combine the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is the most appropriate for the Company. Because we are a small company, it is more efficient to have the leadership of the Board in the same hands as the Chief Executive Officer. The challenges faced by us at this stage – implementing the Company’s business and marketing plan and accelerating the Company’s growth – are most efficiently dealt with by one person who is familiar with both the operational aspects as well as the strategic aspects of the Company’s business.

Board risk oversight

The Company’s risk management function is overseen by the Board. The Company’s management keeps its Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Mr. Barry Hall works closely together with the Board once material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, the Company’s independent directors may conduct the assessment. Presently, the primary risks affecting us are inadequate preventive financial controls, our reliance upon the person who controls its principal shareholder, the Company’s ability to grow the Company’s business with the Company’s current cash balance and manage the Company’s expected growth.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to the Company’s directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior. We will provide a copy, without charge, to anyone that requests one in writing to Her Imports, 8250 W. Charleston Blvd., Suite 110, Las Vegas, NV 89117 Attention: Corporate Secretary.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s common stock to file initial reports of ownership and changes in ownership of the Company’s common stock and other equity securities with the Securities and Exchange Commission (the “SEC”). These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, we believe that none of the Company’s officers, directors and 10% beneficial owners complied with Section 16(a). The Company retained new counsel in the summer of 2017 and is in the process remediating this deficiency through the making of required filings and establishing controls.

Communication with the Company’s Board

Although Her Imports does not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Her Imports, 8250 W. Charleston Blvd., Suite 110, Las Vegas, NV 89117 Attention: Corporate Secretary. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Related person transactions

Since January 1, 2015, aside from the executive officer and director compensation arrangements discussed below, the following are transactions to which the Company has been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at the end of the last two fiscal years (or approximately $80,145) and in which any of the Company’s directors, executive officers or holders of more than 5% of the Company’s stock, or any immediate family member of or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

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On November 28, 2016, the Company entered into an Asset Share Purchase & Business Agreement with Cabello Real Ltd. (“Cabello”), a private United Arab Emirates company to acquire the exclusive U.S. rights to the Her Imports trademark. In exchange for these rights, and other digital assets, the Company issued to Cabello 10,000,000 million shares of non-voting, non-cumulative, callable preferred stock and 7,500,000 shares of common stock in the Company. In addition to these rights, the Company also acquired certain other assets owned by Cabello including customer lists and various digital content. Cabello is the Company’s principal shareholder. See Proposal 5 concerning ratification of the payment of dividends to Cabello.

On May 28, 2014, the Company entered an Asset Purchase Agreement (“APA”) with Leader Act Ltd HK, (“Leader”) a private Hong Kong corporation to purchase an ecommerce Platform (“Platform”) software program developed and owned by Leader. Under the terms of the Asset Purchase Agreement, Leader agreed to service and maintain the software for a period of two years. For the Platform and service and maintenance, the Company issued Leader 10,000,000 shares of common stock valued at $0.05 per share. The APA expired in May 2016. On October 13, 2016, the Company entered into a five-year maintenance agreement on the Platform with Leader in exchange for 3,000,000 shares of our common stock valued at $375,000.

On June 29, 2014, the Company entered into a Media Investor Purchaser Agreement (the “MIP Agreement”) with Leader. Under the terms of the MIP Agreement, Leader undertook the responsibility to provide investment dollars for the media purchase for customers and lead generation and to manage this process. Under the MIP, the Company is responsible for customer service, network costs, accounting, and other general and administrative costs. Leader had previously advanced the Company the sum of $50,000 for media purchases and received $1,000,000 shares of common stock. On July 31, 2017 Leader assigned the MIP Agreement to Cabello. Under the MIP Agreement Cabello may advance funds to purchase media for the Company which funds can later be repaid or converted into common stock at the rate of $0.05 per share.

On May 15, 2015, the Company entered into an agreement with AdMaxOffers.com LLC (“Admax”), a shareholder and beneficial owner of the Company to sell all of its ownership interest in certain entities in exchange for Admax returning to the Company 325,000 shares of its common stock (valued at $422,500 at the time of the transaction). Pursuant to this divesture transaction, the majority of the assets and obligations of OWR, LEF, and OWM are no longer the assets and obligations of the Company. As part of the sale of these subsidiaries to Admax, Admax agreed to assume the liabilities for all compensation owed to both the Company’s former Chief Technology Officer and the then Chief Executive Officer. In turn, the Company agreed to assume the following liabilities of OWM and LEF: (1) estimated unpaid payroll taxes of $6,665 plus estimated late fees of $1,033; (2) remaining administrative fees and other fees owed under an Assurance of Voluntary Compliance pursuant to the Fair Business Practice Act with the State of Georgia of approximately $10,000; (3) a customer refund for $1,500; and (4) a $25,000 note payable plus unpaid interest. Additionally, the Company agreed to reimburse Edward Zimbardi and Brenda Zimbardi up to $10,000 for legal fees that they may incur to defend against lawsuits related to any legal decisions that they took on behalf of the Company while serving as an officer of the Company or any of its subsidiaries at the time. At the time of the transaction, Admax was controlled by Ms. Brenda Zimbardi, wife of the Company’s CEO, Mr. Edward Zimbardi. Simultaneously with this transaction, Mr. Zimbardi resigned as CEO and a director of the Company.

On September 15, 2016, the Company purchased 150,000 shares of its common stock from Admax by issuing a promissory note for $60,000 payable monthly in equal installments of $5,000 until fully paid. The note was subsequently paid. As part of this transaction Admax agreed that it would not sell any free-trading shares for a period of one year from the transaction date. On November 25, 2016, the Company purchased an additional 500,000 shares of Her Imports from Admax for $25,000.

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On April 20, 2017, the Company entered into a Marketing and Selling Agreement with Cabello Real FZE, owner of a hair care product line called OSIworks, whereby the Company can exclusively purchase, market and sell OSIworks’ products in the United States. Under the agreement the Company will pay Cabello FZE a royalty of 2% of net sales. Cabello Real FZE is controlled by Jonathan Terry who also controls the Company’s other principal shareholder. During the six months ended September 30, 2017, the Company accrued royalty payments of $11,180 related to the agreement.

Voting securities and principal holders thereof

The following table sets forth the number of shares of Her Imports’ common stock beneficially owned as of the Record Date by (i) those persons known by Her Imports to be owners of more than 5% of its common stock, (ii) each director and director nominee, (iii) the Named Executive Officers (as disclosed in the Summary Compensation Table), and (iv) Her Imports’ executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: Her Imports, 8250 W. Charleston Blvd., Suite 110, Las Vegas, NV 89117 Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Named Executive Officers:
Common Stock	Mr. Barry Hall	375,000	1.5%
Common Stock	Tolanda Shorter (2)	100,000	*
Common Stock	Denis Betsi	0	0%

Non-Officer Directors:
Common Stock	Aric Perminter (2)	50,000	*
Common Stock	Alex Wong (2) (3)	50,000	*
Common Stock	Karen MacDonald (2)	50,000	*
Common Stock	Faisal Razzaqi (2)	50,000	*
Common Stock	All directors and executive officers as a group (7 persons)	675,000	2.7%

5% Shareholders:
Common Stock	Cabello Real Ltd. (4)	7,500,000	30.1%
	Cabello Real FZE (4)	7,636,170	30.6%
Common Stock	Leader Act Ltd HK (5)	4,972,951	19.9%

* indicates less than 1%

(1)	Based on 24,899,794 shares of common stock issued and outstanding as of the Record Date plus 37,500 shares that can be acquired within 60 days. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, Her Imports believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days.

(2)	Represents shares issuable pursuant to stock options.

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(3)	A current director.

(4)	Cabello Real Ltd is located at Level 23 Boulevard Plaza Tower 2 Emaar Boulevard, Dubai, United Arab Emirates Cabello Real FZE is located at Business Center, Al Shmookh Building, UAQ Free Trade Zone, Umm Al Quwain, United Arab Emirates. Mr. Jonathan Terry has control over the shares held in the name of Cabello Real Ltd. and Cabello Real FZE. Additionally, Cabello Real Ltd. owns 5 million shares of non-voting callable preferred stock and has the right in the future to purchase up to 4,500,000 shares of common stock at $0.10 per share under the MIP Agreement.

(5)	Leader is located at 3212 East 21st Avenue, Vancouver, British Columbia V5M 2X2, Canada. Mr. Aymen Boughanmi has voting control over the shares held in the name of Leader.

The following information is related to the compensation paid, distributed or accrued by us for the years ended December 31, 2016 and 2015 to our Chief Executive Officer (principal executive officer) serving during the last fiscal year and the other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

Name	Principal Position	Year	Salary	Bonus	Stock Award	All Other Compensation	Total
Barry Hall (1)	CEO and CFO	2016	-0-	-0-	-0-	$156,000	$156,000
	CEO and CFO	2015	-0-	-0-	-0-	$100,000	$100,000
Denis Betsi (2)	CTO	2016	-0-	-0-	-0-	$191,000	$191,000
	CTO	2015	-0-	-0-	-0-	$211,000	$211,000

(1)	All Mr. Barry Hall’s compensation consists of payments for consulting work. Mr. Barry Hall was an employee of the Company from March 1, 2017 until July 12, 2017 and was receiving an annual salary of $200,400.
(2)	All of Mr. Betsi’s compensation consists of payments for consulting work. Mr. Betsi resigned from his position on August 19, 2017.

Employment and Compensation Agreements

Mr. Barry Hall entered into a two year Employment Agreement with the Company in November 2016 effective March 1, 2017. Under that Agreement, he received annual compensation of $200,400 per year through September 30, 2017. Effective October 1, 2017, Mr. Hall agreed to revert to his prior Consulting Agreement with the Company in order to conserve cash. For the balance of 2017, his corporation is receiving a fee of $10,000 per month.

On July 1, 2017, Ms. Shorter and the Company entered into an Employment Agreement that terminates on July 1, 2019 under which Ms. Shorter received a $30,000 signing bonus, receives a base salary of $180,000 per year and 100,000 stock options.

Mr. Matthew Wise is receiving $100,000 in compensation annually from the Company pursuant to an oral agreement. Mr. Wise was appointed as the Vice President of Finance on June 15, 2017, and was previously the Controller for the Company.

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Outstanding equity awards at fiscal year-end

There were no outstanding equity awards as of December 31, 2016. In 2017, Ms. Shorter was granted 100,000 stock options, vesting in accordance with the terms of the 2017 Equity Incentive Plan, pursuant to the terms of her Employment Agreement. Dr. MacDonald, Mr. Perminter, Dr. Razzaqi and Mr. Wong were each granted 50,000 stock options in accordance with the terms of the 2017 Equity Incentive Plan, pursuant to the Board Compensation Plan, described below.

Director compensation

Her Imports’ did not pay the Company’s directors any compensation, for their services as directors, during the year ending December 31, 2016.

On July 27, 2017, the Board adopted a Board Compensation Package (“BCP”). The BCP provides that new Board members will be given 50,000 incentive stock options, vesting quarterly over two years, to be granted on the day of election or appointment to the Board. Additionally, under the BCP current Board members will be compensated with (i) $1,000 for each quarterly board meeting attended, (ii) $250 for each special board meeting attended, (iii) 5,000 incentive stock options, vesting 25% quarterly over the course of the year, to be granted on the first day of each year and (iv) reimbursements to attend annual Board and shareholder meetings.

Equity compensation plan information

See proposal 4 for a description of the 2017 Equity Incentive Plan. We did not have any equity incentive plans prior to September 5, 2017.

Legal proceedings

Her Imports is not aware of any legal proceedings that the Company is involved in.

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PROPOSAL 2. AMENDMENT TO APPROVE A REVERSE STOCK SPLIT

The Board has adopted and is submitting for shareholder vote an amendment to the Company’s Articles of Incorporation (“Articles”) that would grant to the Board the discretion to effect a reverse split of all outstanding shares of the Company’s common stock, if the Board deems that it is in the Company’s best interests, in a range of one-for-six through one-for-two or any ratio in between, (any of which we refer to as a “Reverse Stock Split”). Until one year from the Annual Meeting, the Board will have the sole discretion to elect, as it determines to be in the best interests of Her Imports and its shareholders, whether or not to effect a Reverse Stock Split, and if so, at which ratio within the range. If the Board elects to implement one of the Reverse Stock Splits, the Board will abandon the remaining approved Reverse Stock Splits without need for any further shareholder action. The Board believes that approval of a proposal granting this discretion to the Board, rather than approval of an immediate Reverse Stock Split at a specified ratio, would provide the Board with maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of Her Imports’ shareholders.

To effect the Reverse Stock Split, the Board will authorize the Company’s management to file an Articles of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State. If the Board elects to implement a Reverse Stock Split, the number of issued and outstanding shares of the Company’s common stock will be reduced in accordance with the ratio for the selected Reverse Stock Split. The par value of the Company’s common stock will remain unchanged at $0.001 per share, and the number of the Company’s authorized shares of common stock will remain unchanged. The Board may elect not to implement any of the Reverse Stock Split at its sole discretion, even if approved by the Company’s shareholders. The Board has approved the proposed grant of discretion to affect a Reverse Stock Split. You may elect to vote in favor of each of the proposed ratios, some of the proposed ratios or none of the proposed ratios. The proposed form of Amendment to the Company’s Articles of Incorporation to implement the Reverse Stock Split is attached to this Proxy Statement as Annex A.

Overview

To effect the Reverse Stock Split, the Board has authorized the Company’s management to file Articles of Amendment to the Company’s Articles of Incorporation. No fractional shares will be issued in connection with the Reverse Stock Split. The Board may elect not to implement the approved Reverse Stock Split at its sole discretion, even if the proposed Reverse Stock Split is approved by the Company’s shareholders. The Board has the maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of us and the Company’s shareholders.

The Company’s common stock is currently quoted on the OTCQB under the symbol “HHER”. On the Record Date, the last sale price of the Company’s common stock was $0.70 per share. The Board believes that the Company’s relatively low per-share market price of the Company’s common stock impairs the acceptability of the common stock to potential investors and certain members of the investing public, including institutional investors. The Board also believes that the Reverse Stock Split will move us closer to being eligible for listing on either the Nasdaq Capital Market (“Nasdaq”) or the NYSE American exchange (either, an “Exchange”).

Purpose of the reverse stock split

The Board believes that a Reverse Stock Split is desirable for a number of reasons, including:

Move Her Imports closer to listing on an Exchange. By potentially increasing the Company’s stock price, the Reverse Stock Split will potentially increase the Company’s minimum share price required for the initial listing requirements for an Exchange. We expect to eventually apply for listing on Exchange. We currently do not meet their listing requirements, including the closing price of $3.00. The Reverse Stock Split will not cause us to meet all of the listing requirements for the Exchange. But we believe the Reverse Stock Split will increase the Company’s stock price which may help us move towards eventually meeting the minimum share price requirements. We are not certain that the Reverse Stock Split will have a long-term positive effect on the market price of the Company’s common stock, or increase the Company’s ability to be listed or approved for trading on an Exchange.

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Increase in eligible institutional and other investors. We believe a Reverse Stock Split may increase the price of the Company’s common stock or potentially decrease its volatility, and thus may allow a broader range of institutional investors with the ability to invest in the Company’s stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks whose price is below a certain threshold. We believe that increased institutional investor interest in the Company and the Company’s common stock will potentially increase the overall market for the Company’s common stock.

Increase analyst and broker interest. We believe a Reverse Stock Split would help increase analyst and broker-dealer interest in the Company’s common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines and policies and practices that either prohibit or discourage them from investing or trading such stocks or recommending them to their clients and customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize we will remain a “penny stock” under the rules of the SEC if our common stock trades at less than $5.00, we think the increase from the Reverse Stock Split will position us better if the Company continues to increase as we expect. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of the Company’s common stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Risks of the Reverse Stock Split

The Reverse Stock Split may not increase the Company’s market capitalization, which would prevent us from realizing some of the anticipated benefits of the Reverse Stock Split. The market price of the Company’s common stock is based on a number of factors which may be unrelated to the number of shares outstanding. These factors may include the Company’s performance, general economic and market conditions and other factors, many of which are beyond the Company’s control. The market price per share may not rise, or it may remain constant in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Company’s common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of common stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split.

Effects of the reverse stock split

Reduction of Shares Held by Individual Shareholders. After the effective date of the Reverse Stock Split, each common shareholder will own fewer shares of the Company’s common stock. However, the Reverse Stock Split will affect all of the Company’s common shareholders uniformly and will not affect any common shareholder’s percentage ownership interests in us, except to the extent that the Reverse Stock Split results in any of the Company’s shareholders owning a fractional share as described below. As discussed further below, we will round up any fractional shares to the nearest whole share. The number of shareholders of record will not be affected by the Reverse Stock Split (except to the extent that any shareholder holds only a fractional share interest and receives an additional share for such interest after the Reverse Stock Split). However, if the Reverse Stock Split is approved, it will increase the number of shareholders who own “odd lots” of less than 100 shares of the Company’s common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock. We currently do not have enough round lot shareholder to meet the Exchange requirement and are focusing on solutions.

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Reduction in Total Outstanding Shares. The proposed Reverse Stock Split will reduce the total number of outstanding shares of common stock by a factor based on the ratio of the split. The following table shows the number of shares of the Company’s common stock outstanding both before the Reverse Stock Split and after the Reverse Stock Split:

	Shares of Common Stock Outstanding Before the Reverse Stock Split	Shares of Common Stock Outstanding After the Reverse Stock Split
One-for-six split	24,899,794	4,149,967
One-for-two split	24,899,794	12,449,897

If the Reverse Stock Split is between the two numbers in the table above, the number of outstanding shares will be proportionately reduced.

Change in number and exercise price of employee and equity awards. If there are outstanding equity awards at the time the Board effects the Reverse Stock Split, the Reverse Stock Split will reduce the number of outstanding awards available for issuance under the Company’s Equity Incentive Plan in proportion to the split ratio. Under the terms of the Company’s outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares authorized for future issuance under the Company’s equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into as stock option holders described above.

Regulatory effects. The Company’s common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or the Company’s obligation to publicly file financial and other information with the Securities and Exchange Commission. If the Reverse Stock Split is implemented, the Company’s common stock will continue to trade on the OTCQB, unless we apply for listing on an Exchange, meet all listing requirements other than stock price, and are advised by an Exchange that upon effecting the Reverse Stock Split and closing at the required share price for the prescribed number of days, the Company’s common stock will be listed.

In addition to the above, the Reverse Stock Split will have the following effects upon the Company’s common stock:

●	The number of shares owned by each holder of common stock will be reduced;

●	The per share loss and net book value of the Company’s common stock will be increased because there will be a lesser number of shares of the Company’s common stock outstanding;

●	The authorized common stock and the par value of the common stock will remain at 70,000,000 shares and $0.001 per share, respectively;

●	The stated capital on the Company’s balance sheet attributable to the common stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased;

●	All outstanding options, warrants, and convertible securities, if any, entitling the holders thereof to purchase shares of common stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split;

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Shares of common stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment will not change any of the other terms of the Company’s common stock. The shares of common stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Stock Split.

Because the number of authorized shares of the Company’s common stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of the Company’s common stock. These shares may be issued by the Company’s Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of the Company’s common stock and preferred stock.

Once we implement a Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of the Company’s shareholders. After the effective date of the Reverse Stock Split, each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent the number of shares shown on the certificate, divided by split ratio. Articles representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to the Company’s transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a shareholder has held their existing pre-Reverse Stock Split old shares will be included in the total holding period.

Procedure for implementing the reverse stock split

The Reverse Stock Split would become effective upon the filing of Articles of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada. The exact date of the filing of the Articles of Amendment that will effectuate the Reverse Stock Split will be determined by Board based on its evaluation as to when such action will be the most advantageous to us and the Company’s shareholders. In addition, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Articles of Amendment, the Board, in its sole discretion, determines that it is no longer in the Company’s best interest and the best interests of the Company’s shareholders to proceed with the Reverse Stock Split. If Articles of Amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business one year from the Annual Meeting, the Board will abandon the Reverse Stock Split.

After the filing of the Articles of Amendment, the Company’s common stock will have a new CUSIP number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split the Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., shareholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

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For street name holders of pre-Reverse Stock Split shares (i.e., shareholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the effective date of the Reverse Stock Split.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any shareholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (if any) or establishes to the Company’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer including with a medallion guarantee.

Payment for fractional shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, all shares which would otherwise result in fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be rounded up to the nearest whole share.

Accounting matters

The par value per share of the Company’s common stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of the Company’s common stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain federal income tax consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only shareholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, shareholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code (the “Code”), shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. Current tax law may change, possibly even retroactively. This summary does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

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The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged, and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

A holder of the pre-Reverse Stock Split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Stock Split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

No appraisal rights

Shareholders have no rights under the Revised Statutes of the State of Nevada (the ’‘Nevada Revised Statutes’’) or under the Company’s charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Anti-takeover effects of the reverse stock split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal shareholder and thus make the removal of management more difficult.

The effective increase in the Company’s authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by the Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to shareholders. The Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent shareholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the reasons for the Reverse Stock Split are to increase the ability of institutions to purchase the Company’s common stock and stimulate the interest in the Company’s common stock by analysts and brokers as well as accelerate the possibility of obtaining an Exchange listing. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Additionally, the Reverse Stock Split is not being conducted in an effort to take the Company private.

Neither the Company’s Articles nor the Company’s Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split Proposal is not a plan by the Board to adopt a series of amendments to the Company’s Articles or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Plans for newly available shares

The Company presently has no specific plans, nor has it entered into any arrangements or understandings regarding the shares of common stock that will be newly available for issuance upon effectiveness of the Reverse Stock Split. However, the Company’s management anticipates that we may raise capital to fund future operations through private or public equity offerings. Any future equity financing may be dilutive to existing shareholders.

The Board recommends a vote “For” each of the reverse stock split ratios under this proposal.

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PROPOSAL 3. APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE THE
AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK

The Board recommends that the shareholders vote for approval of the amendment of the Articles of Incorporation to authorize 10,000,000 blank-check preferred shares with further terms and classes to be designated by the Board prior to the issuance of such shares. The Articles of Incorporation currently authorize 5,000,000 shares of preferred stock. The Articles of Incorporation do not expressly authorize the Board to issue any preferred stock, to determine the class or series of such preferred stock, or determine what rights, preferences or limitations such preferred stock will have. Typically, the Articles of Incorporation contain such language in what is commonly referred to as “blank check preferred stock”. Our Articles of Incorporation failed to include that language, although we believe that may be unnecessary. The proposed amendment makes it clear that the Board will have authority to issue blank check preferred stock.

It is the belief that the increase in authorized shares will increase the opportunities for fundraising.

Authorization of blank check preferred shares means preferred stock can be issued by action of the Board of Directors and without further approval of shareholders. Blank-check preferred stock can be issued or committed for any corporate purpose, including without limitation financings, as compensation, or in acquisitions. Any such issuance will have a dilutive effect on current shareholders. Authorizing the issuance of blank-check preferred stock grants the board of directors with the express authority to determine the voting rights, designations, preferences, rights and qualifications, limitations or restrictions of preferred stock.

We presently have no authorized preferred stock available to issue. Our Board believes that the availability of additional shares of preferred stock will give the Company flexibility to make acquisitions or raise equity capital quickly. The availability of additional shares of preferred stock can have an anti-takeover effect because shares can be issued to dilute the ownership of a potential acquirer. Anti-takeover measures may have an adverse effect on any possibility of shareholders receiving a premium for their shares in an acquisition. The availability of additional authorized shares may also have the effect of allowing incumbent management to maintain their control of the Company.

The proposed form of amendment to the Company’s Articles of Amendment to increase the authorized number of shares of preferred stock and add explicit blank check approval is attached to this Proxy Statement as Annex B.

What vote is required to ratify the amendment?

The ratification of the amendment of the Articles of Incorporation to authorize 10,000,000 blank-check preferred shares with further terms and classes to be designated by the Board prior to the issuance of such shares. It requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company, present in person or by proxy at the Meeting. For the ratification of the amendment, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” such proposals. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE 10,000,000 BLANK-CHECK PREFERRED SHARES WITH FURTHER TERMS AND CLASSES TO BE DESIGNATED BY THE BOARD OF DIRECTORS PRIOR TO THE ISSUANCE OF SUCH SHARES.

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PROPOSAL 4: TO RATIFY HER IMPORTS’ 2017 EQUITY INCENTIVE PLAN

The Board has adopted a resolution declaring it advisable and in the best interests of Her Imports’ and its shareholders that the 2017 Equity Incentive Plan (the “Plan”) approved by shareholders. The Board recommends that the Plan be approved by Her Imports’ shareholders and directs that such proposal be submitted to Her Imports’ shareholders at the Annual Meeting. The Plan is attached to this Proxy Statement as Annex C.

Overview and purpose of the shareholder approval

The Plan, will allow us to incentivize the Company’s key employees with long-term compensation awards, such as stock options and restricted stock. Equity incentives may form an integral part of the compensation paid the Company’s employees, particularly those in positions of key importance. Approval of the Plan is therefore critical to the Company’s ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today.

No appraisal rights

Shareholders have no rights under the Nevada Revised Statutes or under the Company’s charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Plan.

Description of the Plan

In the following paragraphs we provide a summary of the terms of the Plan.

Background

The Plan is a broad-based plan in which all employees, consultants and directors of the Company and its affiliates and such other individuals designated by the Board or committee administering the plan who are reasonably expected to become employees, consultants and directors are eligible to participate (collectively the “Eligible Parties”). The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its Eligible Parties who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become Eligible Parties of the Company.

Administration and eligibility

The Plan is to be administered by the Board, or by the Compensation Committee if appointed by the Board appointed by the Board to administer the Plan, which collectively we refer to as the “Administrator.” The Board may delegate to officers of the Company the power to grant awards to persons that do not qualify as “Covered Employees” under Section 162(m)(3) of the Code or “insiders” for the purposes of the federal securities laws.

Awards granted under the Plan may be Incentive Stock Option (“ISOs”), Non-Qualified Stock Options, Stock Appreciation Rights (“SARs”) or Restricted Stock, a Performance Share Award or a Performance Compensation Award which are awarded to Eligible Parties, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to the Company’s success.

The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion. As of the Record Date, approximately 75 Eligible Parties would have been eligible to participate in the Plan had it been effective.

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Stock options

The Administrator may grant either qualified options, which are options that qualify as ISOs under Section 422(b) of the Code, or Non-Qualified Stock Options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the trading date before the option is granted.

Stock appreciation rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted stock awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted stock units

A restricted stock unit gives the recipient the right to receive a number of shares of the Company’s common stock on the applicable vesting or other dates. Delivery of the underlying restricted stock may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Term, termination and amendment

The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate 10 years after the effective date of the Plan. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan; provided, however, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws or required by the rules of the principal national securities exchange or trading market upon which the Company’s common stock trades.

The Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee. In addition, any amendment of the purchase price or exercise price of any outstanding award will not be effective without shareholder approval.

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The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested awards are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of the Company including a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the participant, a termination of the participant’s continuous service for cause, violation of the Company’s insider trading policy, or other conduct by the participant that is detrimental to the business or reputation of the Company or its affiliates as determined by the Board. Any award in the Plan which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Board).

Adjustments upon changes in capitalization

The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator.

Federal income tax consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted stock awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award except to the extent that award is vested or not subject to a substantial risk of forfeiture. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

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Stock options

The recipient does not recognize any taxable income as a result of a grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a Non-Qualified Stock Option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an ISO, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the ISO or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the ISO; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gains treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock appreciation rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to cash received or the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

Except for ISOs, all awards are transferable subject to compliance with the securities laws and the Plan. ISOs are only transferable by will or by the laws of descent and distribution.

Equity compensation plan information

The Company had not granted any equity compensation as of the Record Date, except for the issuance of 300,000 stock options.

New plan benefits

Because future grants of awards under the Plan are subject to the discretion of the Board or the Compensation Committee, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving shareholder approval of the grant.

The Board recommends a vote “For” this proposal.

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PROPOSAL 5: TO RATIFY THE AGREEMENT BETWEEN HER IMPORTS AND CABELLO
REAL LTD. AND RATIFY THE DIVIDEND PAID TO CABELLO REAL LTD.

On November 28, 2016, the Company entered into an Asset Share Purchase & Business Agreement with Cabello (the “ASP Agreement”) to acquire the exclusive U.S. rights to the Her Imports trademark in exchange for the Company issuing Cabello 10,000,000 shares of non-voting, non-cumulative, callable preferred stock (the “Preferred Stock”) and 7,500,000 shares of common stock.

The intent of the Board and Cabello was to issue Cabello shares of preferred stock paying $720,000 in dividends per annum. The Company erroneously issued 10,000,000 shares of preferred stock paying $0.072 per share per annum rather than 5,000,000 shares of Preferred Stock paying dividends of $0.144 per share per annum. Unfortunately, due to a scrivener’s error and the advice of the Company’s prior counsel, the Company believed that it could take 5,000,000 shares from authorized common stock and transfer them to preferred stock without shareholder approval. This was not authorized and in fact no change was ever made to our Articles of Incorporation.

The Preferred Stock as originally provided for in the Articles of Incorporation was subject to a monthly dividend payment equal to a rate of $0.072 per share per annum. The declaration and payment of the dividend on a monthly basis is subject to the approval of the Board. As of the Record Date the Board has declared and approved dividends for the Preferred Stock in the amount of $540,000 (the “Dividend”). Prior to the Record Date, the Board filed a Certificate of Designation reducing the Preferred Stock to 5,000,000 shares and doubling the per share dividend. Because the Company’s Articles only authorized the issuance of 5,000,000 shares of Preferred Stock, the Company is proposing a shareholder ratification of the Dividend.

The intent of the Board and Cabello was to issue Cabello shares of Preferred Stock paying $720,000 in dividends per annum. Due to the scrivener’s error, the Board issued 10,000,000 shares of Preferred Stock paying $0.072 per share per annum rather than 5,00,000 shares of Preferred Stock paying $0.144 per share per annum. This proposal will ratify the ASP Agreement and the Board’s actions regarding the issuance of the payment of the Dividend to Cabello. Shareholders should note that most of the Company’s common stock revenue is generated by online marketing spearheaded by Mr. Jonathan Terry who controls Cabello. We do not pay Mr. Terry or Cabello any compensation for these services. Neither Cabello nor Mr. Terry is subject to any non-compete agreement. While we expect Cabello will vote for this proposal insuring that it will pass, if a majority of the minority shareholders do not approve it, Mr. Terry may cease providing services and compete with us.

The Board recommends a vote “For” this proposal.

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PROPOSAL 6. TO APPROVE THE HER IMPORTS’ NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and recent legislation, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Her Import’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Board recommends a vote “For” this proposal.

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PROPOSAL 7. TO VOTE, ON A NON-BINDING ADVISORY BASIS, WHETHER A NON-BINDING ADVISORY VOTE ON HER IMPORTS’ NAMED EXECUTIVE OFFICER COMPENSATION SHOULD BE HELD EVERY ONE, TWO OR THREE YEARS

In addition to the advisory vote on executive compensation described in Proposal 6, pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote, on a non-binding, advisory basis, on the frequency of future votes to approve the compensation of our Named Executive Officers. This non-binding “frequency” vote is required to be submitted to our shareholders at least once every six years. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our Named Executive Officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every third year. Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is nonbinding, the Board will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

The Board recommends that the shareholders vote to conduct future advisory votes to approve the compensation of our Named Executive Officers every three years.

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OTHER MATTERS

Her Imports has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Her Imports will cancel your previously submitted proxy.

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HER IMPORTS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – November 30, 2017 AT 10:00 AM

VOTING INSTRUCTIONS

If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

PHONE:	Call 702-544-0195

INTERNET:	https://www.proxyvote.com

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MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: [  ]

MARK HERE FOR ADDRESS CHANGE [  ] New Address (if applicable):

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2017

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

 (Second Signature if held jointly)

The shareholder(s) hereby appoints Barry Hall and Matthew Wise as proxy, with the power to appoint a substitute, and hereby authorizes him or her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of HER IMPORTS that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 a.m., local time on November 28, 2017, at the Company’s corporate offices, located at 300 N. Rainbow Blvd., Suite 500, Las Vegas, NV 89107, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

The Board of Directors recommends you vote FOR the following Nominees:

1.       To elect members of Her Imports’ Board of Directors.

Barry Hall	FOR [ ]	WITHHELD [ ]

Aric Perminter	FOR [ ]	WITHHELD [ ]

Leonard Dreyer	FOR [ ]	WITHHELD [ ]

Karen MacDonald	FOR [ ]	WITHHELD [ ]

Faisal Razzaqi	FOR [ ]	WITHHELD [ ]

The Board of Directors recommends you vote FOR each of the following Proposals (you may vote for any or all three of the proposed reverse split ratios in Proposal 2 and you may vote for one for one answer to Proposal 7):

2. To approve the amendment to Her Imports’ Articles of Incorporation to:

effect a reverse split of our common stock at an exchange ratio of 1-for-5.	FOR [ ] AGAINST [ ]ABSTAIN [ ]

effect a reverse split of our common stock at an exchange ratio of 1- for-2.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

effect a reverse split of our common stock at an exchange rate of 1-for-5 to 1-for-2, or any amount in between,	FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To approve an amendment to Her Imports’ Articles of Incorporation to increase the authorized number of shares of preferred stock	FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. To ratify Her Imports’ 2017 Equity Incentive plan.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. To ratify the agreement between Her Imports and Cabello Real Ltd. and ratify the dividend paid to Cabello Real Ltd.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. To approve the Her Imports’ named executive officers compensation.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

7. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Her Imports’ named executive officer compensation, should be held every one, two or three years.	1 YEAR [ ] 2 YEARS [ ] 3 YEARS [ ] ABSTAIN [ ]

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Annex A

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

Her Imports (the “Company’’), a corporation organized and existing under the Revised Statutes of the State of Nevada (the “Nevada Revised Statutes”), hereby certifies as follows:

1. Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

2. The Amended and Restated Articles of Incorporation of the Company are amended by amending Section 3 to read:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 80,000,000 shares consisting of (i) 70,000,000 shares of common stock, par value of $0.001 per share and (ii) 10,000,000 shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of incorporation as required by the Revised Statutes of the State of Nevada (the “NRS”). Upon the filing and effectiveness (the “Effective Time”) pursuant to the NRS of this Certificate of Amendment to the Articles of Incorporation, each _____________ shares of common stock issued and outstanding immediately prior to the Effective Time (referred to in this paragraph as the “Old Common Stock”) automatically and without any action on the part of the holder thereof will be reclassified and changed into one share of new common stock, par value $.001 per share (referred to in this paragraph as the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the “Old Certificates”) will be entitled to receive, upon surrender of such Old Certificates to the Company for cancellation, a certificate or certificates (the “New Certificate”, whether one or more) representing the number of whole shares (rounded up to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional share until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Time, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.001 par value of each such share.

3. This Certificate of Amendment to the Articles of Incorporation was duly adopted and approved by the shareholders of the Company on the ______ day of __________, 201__ in accordance with Section 78.390 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Articles of Incorporation as of the ______ day of ________, 201__.

HER IMPORTS

By

Annex A

Annex B

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

Her Imports (the “Company”), a corporation organized and existing under the Revised Statutes of the State of Nevada (the “Nevada Revised Statutes”), hereby certifies as follows:

1. Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

2. The Amended and Restated Articles of Incorporation of the Company are hereby amended to add the following to Section 3: 10,000,000 shares of blank check shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of incorporation as required by the Revised Statutes of the State of Nevada (the “NRS”).

3. This Certificate of Amendment to the Articles of Incorporation was duly adopted and approved by the shareholders of the Company on the ______ day of __________, 201__ in accordance with Section 78.390 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Articles of Incorporation as of the ______ day of ________, 201__.

HER IMPORTS

By

Annex B

Annex C

HER IMPORTS 2017 EQUITY INCENTIVE PLAN

1.       Purpose; Eligibility.

1.1       General Purpose. The name of this plan is the Her Imports 2017 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Her Imports (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2       Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3       Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.       Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means with respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

Annex C

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition (after the Effective Date of this Plan) by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. For the avoidance of doubt, no acquisition(s) by a current Affiliate who holds in excess of 50% Beneficial Ownership will be deemed a Change in Control.

Annex C

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

Annex C

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” means, as of the last trading day before the grant of the Award, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange, the NASDAQ Stock Market or the OTC Markets, the Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

Annex C

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; and (v) completion of acquisitions or business expansion.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

Annex C

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary, unusual or infrequently occurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this 2017 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

Annex C

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k) to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

Annex C

(n) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

Annex C

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 2,400,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided that, no more than 500,000 shares of Common Stock may be granted as Incentive Stock Options. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two shares of Common Stock for every one share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.2 Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.2 shall be added back as one share if such shares were subject to Options or Stock Appreciation Rights and as two shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

Annex C

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the prior days closing bid price of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the prior days closing bid price of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months (except for Non-qualified Stock Options which shall be 12 months) following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option (“Related Rights”) granted under the Plan.

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(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Restricted Awards.

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b) Restricted Stock and Restricted Stock Units. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(i) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

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(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(i) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

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7.3 Performance Share Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4 Performance Compensation Awards.

(a) General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

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(d) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

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10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

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13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Forfeiture Events. Each Award and the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the events described below, in addition to applicable vesting conditions of an Award. Such events include a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Participant, a termination of the Participant’s Continuous Service for Cause, violation of the Company’s insider trading policy, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates as determined by the Board.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

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14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14 Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.15 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

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14.16 Expenses. The costs of administering the Plan shall be paid by the Company.

14.17 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Termination or Suspension of the Plan. The Plan shall terminate automatically 10 years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

16. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors on September 5, 2017.

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